Exhibit 23






                 CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


   As independent public accountants, we hereby consent to the incorporation of our report incorporated by reference in this Form 10-K, into the Company's previously filed Registration Statement Files No. 2-94845, No. 33-9494, No. 33-10085, No. 33-
24672, No. 33-46018 and 33-61308.




                                   /s/ Arthur Andersen & Co.
                                   ARTHUR ANDERSEN & CO.



Cincinnati, Ohio
March 28, 1994